[GRAPHIC OMITTED]

                                               Safeco Insurance Company
                                               PO Box 34526
                                               Seattle, WA 98124-1526

                                GENERAL AGREEMENT
                                  OF INDEMNITY

THIS AGREEMENT is made by the Undersigned Corporation in favor of the Surety (as hereafter defined) for the purpose of indemnifying it from all loss and expense in connection with any Bonds for which it now is or hereafter becomes surety for Kukui'Ula Development Company (Hawaii), LLC.

DEFINITIONS: Where they appear in this agreement, the following terms shall be considered as defined below:
BOND: Any and all bonds, undertakings or instruments of guarantee and any renewals or extensions thereof executed by Surety for Kukui'Ula Development Company (Hawaii), LLC.
SURETY: Any one or combination of the following: Safeco Insurance Company of America; General Insurance Company of America; First National Insurance Company of America; Safeco National Insurance Company; any person or company joining with any of the aforesaid companies in executing any Bond, executing any Bond at their request or providing reinsurance to them with respect to any Bond. INDEMNITY TO SURETY: The Undersigned Corporation agrees to pay to Surety upon demand all loss and expense, including reasonable attorney fees, incurred by Surety by reason of having executed any Bond. An itemized statement of loss and expense incurred by Surety, sworn to by an officer of Surety, shall be prima facie evidence of the fact and extent of the liability of the Undersigned Corporation to Surety in any claim or suit by Surety against the Undersigned Corporation. Separate suits may be brought under this agreement as causes of action accrue, and the pendency or termination of any such suit shall not bar subsequent action by Surety.
GENERAL PROVISIONS:
1. Surety shall have the right to decline to execute any Bond.
2. Assent by Surety to changes in any Bond or refusal so to assent shall not release or affect the obligations of the Undersigned Corporation to Surety.
3. Surety shall have every right, defense or remedy which a personal surety without compensation would have, including the right to exoneration.
4. The Undersigned Corporation will on request of Surety procure the discharge of Surety from any Bond and all liability by reason thereof. If such discharge is unattainable, the Undersigned Corporation will, if requested by Surety, either deposit collateral with surety, acceptable to Surety, sufficient to cover all exposure under such bond or bonds, or make provisions acceptable to Surety for the funding of bonded obligation(s).
5. The Undersigned Corporation will on request of Surety pay any premium due for any Bond, computed according to the rates currently charged by Surety, including renewal premiums until proof satisfactory to Surety is furnished if its discharge from liability under any Bond.
6. The Undersigned Corporation warrants that it is specifically and beneficially interested in the obtaining of each Bond.
7. Invalidity of any provision of this agreement by reason of the laws of any state, or for any other reason, shall not render the other provisions hereof invalid.
8. The Undersigned Corporation may cause a cessation of its indemnity so as not to cover any new Bonds for any of the entities for which it has indemnified under this agreement. To do so, the Undersigned Corporation must send written notice to Surety by registered or certified mail to Safeco Insurance Company of America, Surety Department, P.O. Box 34526 Seattle, WA 98124-1526, stating in such notice the effective date (not less than 30 days after receipt of notice by Surety) of termination for future Bonds. Such notice shall not act to modify or discharge the liability of the Undersigned Corporation for any Bonds which are then in force or were previously approved.
9. All parties agree that any microfilmed, scanned or electronically digitized copy of this document made by Surety as part of its record storage and retention program shall be as effective as the original for all purposes.

Executed this 30th day of August, 2006.

Kukui'Ula Development Company (Hawaii) LLC
------------------------------------------
                          (Corporate name)

By: ___________________________        Attest: ___________________________
                    (Signature)                                (Signature)

(See Signature Addendum)               ___________________________________
-------------------------------
               (Name and title)                           (Name and title)

                            CORPORATE ACKNOWLEDGEMENT

STATE OF ____________________

County of ___________________} SS.:

On this ______ day of ________________, ______, before me personally appeared known to by me the ____________________ and ____________________ of The
corporation executing the above instrument, and acknowledged said instrument to be the freed and voluntary act and deed of said corporation, for the uses and purposes therein mentioned and on oath stated that the seal of said corporation and that it was affixed and that they executed said instrument by authority of the board of Directors of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICAL SEAL the day and year first above written.

---------------------------------
(SEAL)                     Notary Public, residing at _________________________

                           (Commission expires _______________________________)


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                                               Safeco Insurance Companies
                                               PO Box 34526
                                               Seattle, WA 98124-1526


                              SIGNATURE ADDENDUM

The signatures on this page are intended to and shall be a part of the Agreement of Indemnity given to the Safeco Insurance Companies on behalf of Kukui'Ula Development Company (Hawaii), LLC and dated August 30, 2006 and shall in no other manner alter, amend or interfere with the validitiy of said agreement or the obligations of any other signatory to said agreement.

We, the undersigned, acknowledge that we have read all the terms and conditions of the Agreement of Indemnity referenced above and fully understand the nature of this obligation.

                                     Kukui'Ula Development Company (Hawaii), LLC
                                     -------------------------------------------
                                     BY: DMB Kukui'Ula LLC, Member
                                     -------------------------------------------
                                         By: DMB Communities II LLC, Sole Member
                                     -------------------------------------------
                                             By: DMB Associates, Inc., Manager
                                     -------------------------------------------
Attest: /s/ Timothy A. Kaehr                 By: /s/ A. Beams
------------------------------       -------------------------------------------
        Timothy A. Kaehr,                        Andrew S. Beams, Vice President
------------------------------       -------------------------------------------
        Assistant Secretary          BY: KDC, LLC, Member
------------------------------       -------------------------------------------
                                         By: A&B Properties, Inc., Manager
                                     -------------------------------------------
Attest: /s/ Alyson J. Nakamura           By: /s/ R. K. Sasaki
------------------------------       -------------------------------------------
        Alyson J. Nakamura,                  R. K. Sasaki, President
------------------------------       -------------------------------------------
        Secretary
------------------------------

All parties agree that microfilmed, scanned or electronically digitized copy of this document made by Surety as part of its record storage and retention program shall be as effective as the original for all purposes.

[GRAPHIC OMITTED]

                                               Safeco Insurance Companies
                                               PO Box 34526
                                               Seattle, WA 98124-1526


                              SIGNATURE ADDENDUM

The signatures on this page are intended to and shall be a part of the Agreement of Indemnity given to the Safeco Insurance Companies on behalf of Kukui'Ula Development Company (Hawaii), LLC and dated August 30, 2006 and shall in no other manner alter, amend or interfere with the validitiy of said agreement or the obligations of any other signatory to said agreement.

We, the undersigned, acknowledge that we have read all the terms and conditions of the Agreement of Indemnity referenced above and fully understand the nature of this obligation.

                                     BY: Alexander & Baldwin, Inc.
                                     -------------------------------------------
Attest: /s/ Alyson J. Nakamura       By: /s/ Nelson N. S. Chun
------------------------------       -------------------------------------------
        Alyson J. Nakamura,              Nelson N. S. Chun, Senior Vice
------------------------------       -------------------------------------------
        Secretary                        President & Chief Legal Officer
------------------------------       -------------------------------------------
                                     BY: DMB Communities LLC
                                     -------------------------------------------
                                         By: DMB Associates, Inc., Manager
                                     -------------------------------------------
Attest: /s/ Timothy A. Kaehr             By: /s/ A. Beams
------------------------------       -------------------------------------------
        Timothy A. Kaehr,                    Andrew S. Beams, Vice President
------------------------------       -------------------------------------------
        Assistant Secretary
------------------------------

All parties agree that microfilmed, scanned or electronically digitized copy of this document made by Surety as part of its record storage and retention program shall be as effective as the original for all purposes.

                             CORPORATE ACKNOWLEDGMENT

STATE OF HAWAII           )
CITY & COUNTY OF HONOLULU ) ss.

On this 5th day of September, 2006, before me personally appeared Nelson N. S. Chun and Alyson J. Nakamura, to me known to be Senior Vice President & Chief Legal Officer and Secretary of Alexander & Baldwin, Inc. the corporation executing the above instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said corporation and that it was affixed and that they executed said instrument by order of the Board of Directors of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL, the day and year first above written.

                                     /s/ Aileen S. Miyahara
                                     -------------------------------------------
(Seal)                               Notary Public, residing at Honolulu,
                                     Hawaii
                                     (Commission expires 7/15/10)

All parties agree that microfilmed, scanned or electronically digitized copy of this document made by Surety as part of its record storage and retention program shall be as effective as the original for all purposes.

                    LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF HAWAII           )
CITY & COUNTY OF HONOLULU ) ss

On this 5th day of September, 2006, before me personally appeared R. K. Sasaki, President, on behalf of A&B Properties, Inc., to me known to be (a) Manager of KDC, LLC, the Limited Liability Company executing the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Limited Liability Company, for the uses and purposes therein mentioned and on oath stated he signed said instrument by authority of the Limited Liability Company's operating agreement.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL, the day and year first above written.

                                     /s/ Aileen S. Miyahara
                                     -------------------------------------------
(Seal)                               Notary Public, residing at Honolulu,
                                     Hawaii
                                     (Commission expires 7/15/10)